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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 25, 1999


                      ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


           NEVADA                   0-26176                  88-0336997
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


       5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                                    80120
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code:  (303) 723-1000


ITEM 5. OTHER EVENTS

    EchoStar Communications Corporation ("EchoStar") announced on May 25, 1999 that its Board of Directors has approved a 2-for-1 split of its common stock. Stockholders of record at the close of business on July 1, 1999 will be entitled to one additional share of common stock for each share they own on that date. New shares will be mailed or delivered on or about July 19, 1999, by the Company's transfer agent, American Securities Transfer & Trust, Inc.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ECHOSTAR COMMUNICATIONS CORPORATION



Dated: May 25, 1999                    By: /s/ DAVID MOSKOWITZ
                                       David Moskowitz, Senior Vice President,
                                       General Counsel, Secretary, and Director

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                                EXHIBITS INDEX

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Exhibit    Description
 99.1 Press Release, dated May 25, 1999, issued by EchoStar announcing 2-for-1 stock split
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